UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    October 20, 2005
                                                ______________________________


                 Prudential Bancorp, Inc. of Pennsylvania
______________________________________________________________________________
           (Exact name of registrant as specified in its charter)



    Pennsylvania                      000-51214                  68-0593604
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(State or other jurisdiction  (Commission File Number)         (IRS Employer
of incorporation)                                           Identification No.)



1834 Oregon Avenue, Philadelphia, Pennsylvania                      19145
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code   (215) 755-1500
                                                  ____________________________


                            Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 7.01 Regulation FD Disclosure
          ------------------------

     On October 20, 2005, Prudential Bancorp, Inc. of Pennsylvania (the "Company") issued a press release announcing the meeting date of and the matters to be considered at the Company's 2006 Annual Meeting of Shareholders. For additional information, reference is made to the Company's press release, dated October 20, 2005, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed to be "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which it may be incorporated.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  The following exhibits are included with this Report:


          Exhibit No.    Description
          -----------    -----------

            99.1         Press Release, dated October 20, 2005












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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA


                         By:  /s/ Thomas A. Vento
                              --------------------------------------
                              Name:   Thomas A. Vento
                              Title:  President and Chief Executive Officer

Date: October 20, 2005































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